                                                                   EXHIBIT 10.29

                      (Pledge Agreement (Jaspanese law))

                     AGREEMENT OF ASSIGNMENT AS COLLATERAL

     This AGREEMENT OF ASSIGNMENT AS COLLATERAL, dated as of August 15, 1995 among MAGINET CORPORATION, a corporation organized under the laws of the State of California, as assignor (the "Assignor"), and The Chase Manhattan Bank, N.A., a national banking association, as collateral agent for the benefit of the Noteholders (the "Agent") and the banks and financial institutions named in Schedule A attached hereto (collectively the "Purchasers"). Capitalized terms used herein shall have the meanings provided in Section

                             W I T N E S S E T H :
                             - - - - - - - - - - -

     WHEREAS, the Assignor and the Purchasers have entered into the Note Agreement providing for the issuance and sale of the Notes and the issuance of the Warrants an contemplated therein;

     WHEREAS, the Purchasers, the Assignor and the Agent have entered into the Appointment Agreement providing for the appointment of the Agent to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

     WHEREAS, it is at condition precedent under the Note Agreement to each Purchaser's obligation to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Assignor shall have executed and delivered to the Purchasers this Agreement;

     WHEREAS, the Assignor acknowledges and confirms that this is one of the Pledge Agreements (as such term is defined in the Note Agreement);

     WHEREAS, the Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and to accept the Warrants (and to induce any future Noteholders so to do);

     NOW, THEREFORE, the Assignor hereby makes the following representations and warranties to the Assignees and hereby covenants and agrees with the Assignees as follows:

     SECTION 1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.  For all purposes of
                ------------------------------------------
this Agreement, (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement and (ii) as used herein, references to "this Agreement", "hereunder" and words of like meaning shall refer to this Agreement of Assignment as Collateral.

     As used in this Agreement:

     "Agreement" and "this Agreement" shall mean this Agreement of Assignment as
     ---------             --------
Collateral dated as of August 15, 1995, as the same may be modified, amended or supplemented from time to time.

     "Assignee" or "Assignees" shall mean at any time all or each of the Agent
     --------       ---------
and the then Noteholders, which are initially the Purchasers.

     "Liquidating Dividend" shall have the meaning set forth in Section 5.
     --------------------

     "Maximum Foreign Pledge" shall mean, in respect of PPV Japan, (i) prior to
     -----------------------
the occurrence of a Change in Tax Law Event, the number of securities representing 66% (or such other threshold amount as may become relevant after the date hereof in determining whether a security interest under this Agreement would result in the undistributed earnings of PPV Japan as determined for Federal income tax purposes being treated as a deemed dividend to the Assignor) of the total combined voting power of all classes of securities of PPV Japan entitled to vote and (ii) on and following the occurrence of a Change in Tax Law Event, the number of securities representing the maximum total combined voting power of all classes of securities of PPV Japan entitled to vote that may be pledged or assigned as collateral without creating a deemed dividend to the Assignor.

     "Noteholder" shall mean from time to time a registered holder of the Notes.
     ----------

     "Pledge Documents" shall mean (i) this Agreement (and any other pledge or
      ----------------
assignment as collateral agreement in form and substance satisfactory to the Assignee entered into as contemplated by this Agreement), (ii) the Note Agreement and (iii) any other Note Document to which any Assignee is or will be a party.

     "PPV Japan" shall mean PPV Japan, Inc, a Japanese corporation.
      ---------

     "Secured ObligAtions" shall mean (i) the payment due of the principal of
      ------------------
and interest in respect of the Notes and payment of all other obligations and liabilities (including without limitation indemnities premium, if any, fees and interest thereon) of the Assignor owed to the Assignees (including the Agent in its individual capacity), now existing or hereafter incurred under the Note Agreement, each Note, the Appointment Agreement, any Pledge Document and this Agreement and (ii) the due performance and compliance with the terms of the Note Documents by the Assignor.

     "Securities" shall mean all the issued and outstanding shares of capital
      ----------
stock of PPV Japan (and any options, warrants or other rights to purchase such capital stock at any time prior to the date on which the Secured Obligations are discharged in full) owned by the Assignor, including without limitation all such shares of capital stock, options, warrants or other rights owned by the Assignor on the date hereof and all such capital stock, options, warrants or other rights acquired by the Assignor in the future. The Assignor hereby represents and warrants that on the date hereof (i) the Assignor owns 360

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shares of common stock of PPV Japan, which constitutes 90% of the issued and outstanding shares of capital stock of PPV Japan and (ii) there are no options, warrants, or other rights to purchase any Securities outstanding.

     "Subject Securities" shall mean 264 shares of capital stock of PPV Japan
      ------------------
owned by the Assignor and all other Securities from time to time assigned as collateral hereunder. The Subject Securities, together with all proceeds thereof (including any securities, property and moneys) received and at the time held by any of the Assignees hereunder, is hereinafter referred to as the "Subject Collateral."


     SECTION 2.  ASSIGNMENT OF SECURITIES AS COLLATERAL.
                 --------------------------------------

     2.1  Assignment. To secure the Secured Obligations, the Assignor hereby (i)
          ----------
assigns the Subject Securities to the Assignees as collateral (Jototanpo) and
                                                               ---------
delivers to the Agent the share certificates representing the Subject Securities to be held by the Agent on behalf of all the Assignees upon the terms and conditions set forth in this Agreement and (ii) assigns the Subject Collateral to the Assignees as collateral (Jototano). Each Assignee shall have an undivided
                                --------
interest in the Subject Collateral so assigned, each such interest determined pro rata in accordance with the amount of the Secured Obligations from time to time owed to such Assignee.

     2.2  Subsequently Acquired Securities.  If the Assignor shall acquire (by
          --------------------------------
purchase stock dividend or otherwise), at any time or from time to time after the date hereof, any additional shares or other securities in the capital stock of PPV Japan and, as a result of such acquisition, the number of the Subject Securities in respect of PPV Japan is less than PPV Japan's then existing Maximum Foreign Pledge, then the Assignor will forthwith assign as collateral hereunder (or under another agreement of assignment as collateral in form and substance satisfactory to the Agent, if necessary under applicable law or if otherwise desirable to carry into effect the purposes of this Agreement), and deliver to the Agent the share certificates representing, such additional Securities as is necessary so that the number of the Subject Securities is equal to PPV Japan's then existing Maximum Foreign Pledge. Thereafter such Securities shall constitute Subject Securities, and the Assignor shall promptly deliver to the Agent a certificate executed by a Responsible officer describing such Subject Securities and certifying that the same have been duly assigned as collateral to the Assignees hereunder or under such other agreement of assignment as collateral, as the case may be.

     2.3  Change In Tax Law Event.  If a Change in Tax Law Event occurs, then
          ------------------------
the Assignor shall forthwith assign as collateral hereunder (or under another agreement of assignment as collateral in form and substance satisfactory to the Agent, if necessary under applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) that portion of the securities of PPV Japan hold by the Assignor and not heretofore assigned as collateral pursuant to this Agreement (or

                                     - 3 -
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another agreement of assignment as collateral) and deliver the share certificates representing such Securities to the Agent. Thereafter such Securities shall constitute Subject Securities, and the Assignor shall promptly deliver to the Agent a certificate executed by a Responsible Officer describing such Subject Securities and certifying that the same have been duly assigned as collateral to the Assignee hereunder (or under another agreement of assignment as collateral, as the case may be).

     2.4  Non-registration of Subject Securities in Shareholders' Register.  The
          ----------------------------------------------------------------
Assignees shall not have the Subject Securities registered in the shareholders' register of PPV Japan in any names other than that of the Assignor unless and until the Subject Securities have been acquired by the Assignee or any other Person through the enforcement of the security interest in the Subject Securities created herein or until an Event of Default shall have occurred and be continuing.

     SECTION 3.  APPOINTMENT OF AGENTS.  The Agent shall receive and continue to
                 ---------------------
retain possession of the Subject Collateral on behalf of the Assignees pursuant to the terms and conditions of this Agreement and the Appointment Agreement. The Agent shall have the right to appoint one or more agents (other than the Assignor) for the purpose of retaining physical possession of the share certificates representing the Subject Securities and other Subject Collateral on behalf of the Agent.

     SECTION 4.  VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT.  Unless and
                 -------------------------------------------------
until an Event of Default shall have occurred and be continuing, the Assignor shall be entitled to vote any and all Subject Securities and to give consents, waivers or ratification in respect thereof; provided, that the Assignor shall cast no vote, or give any consent, waiver or ratification or take any action which would violate or be inconsistent with any of the terms of this Agreement, any other Note Document or any other instrument or agreement referred to herein or therein or which would have the effect of impairing the position or interests of the Assignees. All such rights of the Assignor to vote and to give consents, waivers and ratifications shall cease upon the earlier to occur of (i) delivery to the Assignor of written notice from any Noteholder or pursuant to a notice delivered under Section 9.1 of the Note Agreement or the Agent stating that an Event of Default has occurred and is continuing or (ii) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, when Sections 2.4 and 6 shall become applicable; provided, that the Agent shall be under no duty to deliver the written notice described in clause
(i) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing.

     SECTION 5. DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an Event of
                ---------------------------------
Default shall have occurred and be continuing, all cash dividends payable in respect of the Subject Securities shall be paid directly to the Assignor; provided, that the

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Assignor shall cause to be paid to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, all cash dividends payable in respect of the Subject Securities which are determined by the Agent to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital (each a "Liquidating Dividend"), unless the event creating such Liquidating Dividend was permitted by, and did not otherwise result in an Event of Default occurring under, the Note Agreement. In case an Event of Default shall have occurred and be continuing, the Assignor shall cause to be paid to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, all cash dividends payable in respect of the Subject Securities. The Assignor shall also cause to be delivered or paid, as relevant, to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral:

     (a) all other or additional stock or securities of PPV Japan paid or distributed by way of dividend in respect of the Subject Securities;

     (b) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Subject Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

     (c) all other or additional stock or other securities or property (including cash) which may be paid in respect of the Subject Securities by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or otherwise;

except, in each case, prior to the occurrence and continuance of an Event of
------
Default, to the extent the receipt of such stock dividends and other securities distributions would cause the Subject securities of PPV Japan to exceed PPV Japan's Maximum Foreign Pledge, in which case the Assignor shall cause to be delivered to the Agent, and the Agent shall have the right to receive and retain as part of the Subject Collateral, such amount of stock dividends and securities distributions as is equal, together with the Subject Securities previously assigned as collateral, to PPV Japan's then existing Maximum Foreign Pledge.

     SECTION 6. REMEDIES IN CASE OF EVENT OF DEFAULT.  In case an Event of
                ------------------------------------
Default shall have occurred and be continuing, the Noteholders (as Assignees) directly or through the Agent shall be entitled to exercise all the rights, powers and remedies vested in them or it as relevant (whether vested in them or it by this Agreement, by any other Note Document or by law) for the protection and enforcement of their or its rights, as relevant in respect of the Subject Collateral, and the Noteholders (as Assignees) directly or through the Agent shall be entitled without limitation to exercise the following rights, which the Assignor hereby agrees to be commercially reasonable:

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     (a)    to, upon giving written notice to the Assignor, dispose of the
Subject Collateral by such method, at such time and for such price as are generally considered reasonable by the Agent (acting in accordance with the instructions from the Required Holder(s)), and apply the proceeds toward the payment of the Secured obligations in accordance with Section 7 below; and

     (b) to, upon giving written notice to the Assignor, acquire the Subject Collateral as payment of the whole or a part of the Secured Obligations, as relevant, in the order set forth in Section 7 below at such time and for such price as are generally (considered reasonable by the Agent (acting in accordance with the instructions from the Required Holder(s)).

None of the Agent or the other Assignees shall be liable for failure to collect or realize upon any or all of the Subject Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

     SECTION 7. APPLICATION OF PROCEEDS.  All moneys collected by the Agent or
                -----------------------
the other Assignees upon any sale or other disposition of the Subject Collateral (including, without limitation, the amount of the price at which the Noteholders (as Assignees) may acquire the Subject Securities in accordance with Section 6(b), together with all other moneys received by the Agent or the other Assignees hereunder, shall be applied in the following order of priority:

     (a) FIRST, to the payment of such amounts an are due and payable to the Agent (including in respect of its agents) or to any prior Agent hereunder pursuant to the Appointment Agreement and this Agreement, including the payment of all costs and expenses incurred by the Agent in connection with such sale, the delivery of the Subject Collateral or the collection of any such moneys (including without limitation reasonable attorneys' fees and expenses); and

     (b) SECOND, to the payment of the other Secured Obligations in the following order of priority to the extent such amounts are not sufficient to repay such other Secured Obligations in full and within each category on a pro rata basis among the Noteholders:

     (i) to the payment of charges, fees, indemnity obligations, costs and expenses due under the Note Agreement, each Note, the Appointment Agreement, this Agreement or the other Pledge Documents to the Noteholders;

     (ii) to the payment of interest on interest which became overdue, if any, with respect to the Notes;

     (iii) to the payment of interest on principal with respect to the Notes which became overdue;

     (iv)   to the payment of interest accrued with respect

                                     - 6 -
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to the Notes;

     (v)    to the payment of principal with respect to the Notes;

     (vi)   to the payment of premium, if any, with respect to the Notes; and

     (vii)  to the payment of the remaining Secured Obligations, if any.

     Following the foregoing applications, any balance of such moneys shall be returned to the Assignor or otherwise disposed of as directed in writing by the Assignor.

     SECTION 8.  PURCHASERS OF COLLATERAL.  Upon any sale of the Subject
                 ------------------------
Collateral by the Noteholders (as Assignees) or the Agent hereunder, the receipt of the Noteholders (as Assignees), the Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Subject Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Noteholders (as Assignees), the Agent or such officer or be answerable in any way for the misapplication or non-application thereof.

     SECTION 9.  FURTHER ASSURANCES. Without limitation to the provisions of
                 ------------------
Section 6 the Assignor agrees that it shall at its own expense:

     (a) do such further acts and things and execute and deliver to the Agent and the other Assignees such additional conveyances, assignments agreements and instruments (including, without limitation, one or more pledge or assignment as collateral agreements in form and substance satisfactory to the Agent) as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Agent and the other Assignees its and their rights, powers and remedies hereunder; and

     (b) comply with the requirements of Section 7.13 of the Note Agreement (which provision is incorporated in full herein by reference).

     SECTION 10. TRANSFER BY THE ASSIGNOR.  The Assignor shall not assign, sell
                 ------------------------
or otherwise dispose of, grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Subject Collateral or any other Securities, except (i) Liens in favor of Persons other than the Noteholders permitted under Section 8.1 of the Note Agreement and (ii) Liens created by this Agreement and by any other Pledge Document.

     SECTION 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE ASSIGNOR.  The
                 ---------------------------------------------------------
Assignor represents and warrants that: (i) it is the owner of, and has good and marketable title to, 360 shares of the capital stock of PPV Japan in existence on the

                                     - 7 -
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date hereof, subject to no Lien (except the Lien created by this Agreement);
(ii) it has full corporate power, authority and legal right to assign as collateral all such Securities pursuant to this Agreement; (iii) all such Securities have been duly and validly issued, are fully paid and nonassessable;
(iv) this Agreement creates, as security for the Secured Obligations, a valid and enforceable first priority security interest on all of the Subject Securities in existence on the date hereof, in favor of the Noteholders (as Assignees) and the Agent acting on behalf of such Assignees, subject to no Lien in favor of any other Person; and (v) no consent, filing, recording or registration is required to perfect the security interest in the Subject Securities purported to be created by this Agreement. The Assignor covenants and agrees that: (i) it shall not cause the article on the share transfer restrictions to be incorporated in the Articles of Incorporation of PPV Japan;
(ii) it will defend the Assignees' right, title and Lien in and to the Subject Collateral against the claims and demands of all Persons; and (iii) it will take all actions within its powers to ensure that it will have like title to and right to assign an collateral any other securities or property at any time hereafter assigned as collateral to the Assignees as Subject Collateral hereunder.

     SECTION 12.  THE AGENT. (a) The Agent will hold in accordance with the
                  ---------
terms and provisions of the Appointment Agreement and this Agreement all Subject Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Agent as holder of the Subject Collateral and with respect to the disposition thereof are only those expressly set forth in this Agreement and in the Appointment Agreement, and no implied covenants or obligations shall be read into this Agreement against the Agent.

     (b) In case of any litigation under this Agreement, or in case of any enforcement of remedies or exercise of rights upon the occurrence of an Event of Default, or in case the Agent deems that, by reason of any present or future law of any jurisdiction, it may not or may not effectively exercise any of the powers, rights or remedies herein granted to it or hold title to the properties as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Agent shall be entitled to appoint, to the extent consistent with any applicable law, one or more separate or additional co-agents.

     In the event that the Agent appoints an individual or institution as a separate or additional co-agent (i) any appointment of any such co-agent by the Agent shall be made only with the prior written consent of the Assignor and the Required Holder(s) (except that, if the Agent shall have received written notice from any Holder of Secured Obligations that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed and (ii) each and every remedy, power, right, title, interest, duty and obligation expressed or intended by this Agreement to be exercised by or vested in, conveyed to or imposed upon, the Agent with respect

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thereto shall be exercisable by and vest in such separate or additional co-agent but only to the extent necessary, appropriate or desirable to enable such separate or additional co-agent to exercise or have vested in it such powers, rights, trusts, titles, interests, duties and obligations and remedies, and every covenant and obligation necessary, appropriate or desirable to the exercise thereof by such separate or additional co-agent shall run to and be enforceable by either or any of them.

     The Agent shall have the right to terminate the appointment of any such co-agent hereunder with the prior written consent of the Assignor and the Required Holder(s) (except that, if the Agent shall have received written notice from any Holder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed. Should any instrument in writing from the Assignor be required by the separate or additional co-agent so appointed by the Agent to more fully and certainly vest in and confirm to it such remedies, rights, powers, titles, interest, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Assignor. In case any separate or additional co-agent, or a successor to either, shall become incapable of acting, resign or be removed all the remedies, rights, powers, titles, interests, trusts, duties and obligations of such separate or additional coagent, so far as permitted by law, shall vest in and be exercised by the Agent until the appointment of a new agent or successor to such separate or additional co-agent.

     SECTION 13. ASSIGNOR'S OBLIGATIONS.  The obligations of the Assignor under
                 ----------------------
this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged or terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation; (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Agreement, any Note or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note Agreement, any Note or any other such instrument or agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of the Note Agreement, any Note or any other such instrument or agreement; (iii) any furnishing of any additional security to the Assignees or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Assignees; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor or the termination or release of any security therefor.

     SECTION 14.  REGISTRATION.  If an Event of Default shall have occurred and
                  ------------
be continuing and any registration, qualification or compliance under any securities law or laws is required to be effected by any applicable law with respect to the enforcement of the security interest in all or any part of the Subject Securities; the Assignor, at the Agent's written request, as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit the enforcement of the security interest in such Subject Securities, including without limitation, registration under any applicable securities laws (including the Securities Act) and appropriate compliance with any other governmental requirements, provided that the Agent shall furnish to the Assignor such information regarding the Assignees as the Assignor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Assignor will cause the Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Assignees such number of prospectuses, offering circulars or other documents incident thereto as the Agent from time to time may reasonably request, and agrees to indemnify the Agent and the other Assignees against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Assignor by the Agent expressly for use therein.

     SECTION 15.  INDEMNITY.  (a) The Assignor will pay or reimburse the Agent
                  ---------
upon its request for all reasonable expenses, disbursements and advances incurred or made by the Agent in accordance with any of the provisions of this Agreement or any other Pledge Document (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ).

     (b) The Assignor also covenants to indemnify the Agent and the other Assignees for any and all loss liability or expense reasonably incurred without gross negligence, wilful misconduct or bad faith on the part of the Agent or the other Assignees, arising out of or in connection with the acceptance or administration of the Subject Collateral, the exercise of any rights and remedies arising out of this Agreement, or the performance of any of its duties, including the reasonable costs and expenses of defending itself against any claim of liability and in enforcing any provision of this Agreement or any other Pledge Document (except any liability incurred with gross negligence, wilful misconduct or bad faith on the part of the Agent or the other Assignees), with interest thereon (i) at the rate of 10.5% per annum with respect to amounts owing to the Noteholders (as Assignees) and (ii) at a rate equal to the

                                     - 10 -
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Agent's customary banking practices with respect to overdrafts (including the imposition of interest, funds, wage charges and administrative fees), with respect to amounts owing to the Agent, in each case from the date the same shall have been paid until actually reimbursed.

     (c) The obligations of the Assignor under this Section 15 to indemnify the Agent and the other Assignees and to pay or reimburse the Agent and the other Assignees for reasonable expenses, disbursements and advances shall for avoidance of doubt be a Secured Obligation secured by this Agreement and shall survive the satisfaction, discharge or other termination of this Agreement and the resignation or removal of the Agent hereunder.

     SECTION 16. TERMINATION; RELEASE.  Upon:
                 --------------------
     (a) the receipt by the Agent of a certificate executed by each Noteholder certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Subject Collateral have been satisfied; or

     (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Agent, at the written request and expense of the Assignor, shall promptly execute and deliver to the Assignor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and shall release, reassign and deliver to the Assignor, without any representation or warranty, such of the Subject Collateral as maybe in the possession of the Agent and has not theretofore been sold or otherwise applied, released or reassigned pursuant to this Agreement, together with any moneys at the time held by the Agent hereunder.

     SECTION 17. NOTICES. All notices and other communications hereunder shall be in the English language in writing and made at the addresses, in the manner and with the effect provided in Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Agent shall be as follows:

     The Chase Manhattan Bank, N.A.
     Corporate Trust Administration
     4 Chase MetroTech Center
     3rd Floor
     Brooklyn, New York 11245
     Facsimile: (718) 242-5885 or (718) 242-3529

or such other address as the Agent may designate for itself by notice given in accordance with this Section 17.

     SECTION 18. Change of the Assignees.  Each of the Assignor, the Agent and
                 -----------------------
each of the other Assignees hereby (a) acknowledges that the Noteholders (and, accordingly, the Assignees) may be changed and/or new Noteholders (and accordingly, new Assignees) may be added from time to time in accordance with the Note Agreement and the other Note Documents and agrees that, without taking any action, the security interest created or to be created hereunder shall automatically be effective for the benefit of the Agent and the then current Noteholders who shall automatically be deemed to be Assignees hereunder. The Agent further agrees that the Agent shall maintain possession of the Subject Collateral in accordance with the terms of this Agreement on behalf of the Assignees who may be changed or added to from time to time. The Assignor further agrees that upon the Agent's request the Assignor shall execute and deliver to the Agent a letter of confirmation in substantially the form attached hereto as Appendix A, which letter shall be deemed upon delivery to the Agent to have become an integral part of this Agreement,.

     SECTION 19.  MISCELLANEOUS.
                  -------------

     19.1  Benefit of Agreement.  This Agreement shall be binding upon and inure
           --------------------
to the benefit of and be enforceable by the Assignor, the Agent and the other Assignees and their respective successors and permitted assigns; provided, however, that the Assignor may not, without the prior written consent of the Agent (acting on the instructions of all the other Assignees), assign or transfer any of its rights or obligations hereunder. Each of the Assignees (other than the Agent) may assign or transfer its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under its Notes and the Note Agreement pursuant to the provisions of the Note Agreement. The Agent may be replaced by another entity pursuant to the provisions of Sections 10 and 11 of the Appointment Agreement, in which case the Subject Collateral shall be transferred, delivered and possessed by the substituting agent in accordance with the Appointment Agreement and this Agreement.

     19.2  Amendment, Waiver.  This Agreement may be changed, waived, discharged
           -----------------
or terminated only with the written consent of the Required Holder(s), the Agent and the Assignor.

     19.3  Governing Law. This Agreement is a contract made under the laws of
           -------------
Japan and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by the laws of Japan; provided, however, that with respect to the Agent under Section 12 of this Agreement, the laws of the State of New York shall apply.

     19.4  Section Heading, Counterparts.  The headings of the several sections
           -----------------------------
and subsections in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     19.5  Remedies Cumulative.  The rights, powers and remedies herein or in
           -------------------
any other Pledge Document expressly
provided are cumulative and not exclusive of any rights, powers or remedies which the Assignees would otherwise have.

     19.6  Severability.  Any provision of this Agreement which is prohibited or
           ------------
unenforceable in Japan shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     19.7  Consent to Jurisdiction; Service of Process.  The Assignor for itself
           -------------------------------------------
and its successors, hereby irrevocably; (i) agrees that any action, suit or proceeding against the Assignor arising out of or relating to this Agreement or the other Note Documents or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in the Tokyo District Court;
(ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in Tokyo or any claim of forum non conveniens in Tokyo; and (iii) submits itself to the non-exclusive jurisdiction of the Tokyo District Court or any court competent to hear any appeal from a decision of the Tokyo District Court for purposes of any such action, suit or proceeding.

     19.8  No Waiver.  No failure or delay on the part of the Agent or any other
           ---------
Assignee in exercising any right, power of privilege hereunder and no course of dealing between the Assignor and the Agent or any other Assignee shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     19.9  New Secured Lenders.  The parties acknowledge that Section 8(i) of
           -------------------
the Note Agreement contemplates that the Noteholders may enter into an intercreditor agreement for the purpose of sharing the Subject Collateral with the other parties to such agreement in accordance with the terms thereof. It is understood that at the time of such event, the Assignor, the Agent and the other Assignees will investigate whether and how this Agreement may be amended to accommodate and give affect to such an intercreditor agreement.

     IN WITNESS WHEREOF, the Assignor, the Agent and the Purchasers have cause this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

MAGINET CORPORATION, as Assignor


By /s/ J.A. Barth
Name: James A. Barth
Title: Chief Financial Officer


The Chase Manhattan Bank, N.A., as Agent and an Assignee

By /s/ R.E. Abueva
Name: Rossana E. Abueva
Title: Second Vice President


New York Life Insurance Company, as an
Assignee


By /s/ Himi L. Kitner

Name: Himi L. Kittner
Title:  Vice President


The Mutual Life Insurance Company of New
York, as an Assignee

By /s/ Diane Hom
Name:  Diane Hom
Title: Managing Director


Namtor BVC LP, as an Assignee

By /s/ Michael Rothman
Name:  Michael C. Rothman
Title: Partner


Waslic Company II, as an Assignee

By /s/ Daniel F. Lindley
Name: Daniel F. Lindley
Title: President & Secretary

                                  Schedule A
                                      to
                     Agreement of Assignment as Collateral


New York Life Insurance Company
51 Madison Avenue
New York, NY 10010

The Mutual Life Insurance Company of New York
1740 Broadway, 11th Floor
New York, NY 10019
Namtor BVC LP
311 South Wacker Drive,
Suite 4190
Chicago, IL 60606

Waslic Company II
c/o Ft.  Washington Investment Advisors
400 Broadway
Cincinnati, OH 45202

                                  APPENDIX A
                   to Agreement of Assignment as Collateral
               Form of a Letter of Confirmation under Section 18
              --------------------------------------------------


                                                           Date:          , 19__

The Chase Manhattan Bank, N.A.
as the Agent for the Noteholders (as Assignees)


Re: Noteholders of the Notes issued by MagiNet Corporation pursuant to the Note Agreement dated August 15, 1995 and Assignees of the Agreement of Assignment as Collateral referred to below

Dear Sirs:

We refer to the Agreement of Assignment as Collateral dated August 15, 1995 (as amended to date, "Assignment as Collateral") made between you as the Agent and an Assignee, the Purchasers and us. All capitalized terms defined or used herein and not otherwise defined herein shall have the same meanings specified in the Assignment as Collateral.

We understand that the current Noteholders, and accordingly the current Assignees (excluding you), are those listed below and confirm that all security interests created or to be created under the Assignment as Collateral are effective for the benefit of you and such other Assignees as if they all were Assignees on the date the Assignment as Collateral was first executed.



                                   Very truly yours,

                                   MagiNet Corporation

                                   (Authorized Signatory)

(List of Assignees):